Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph Bennington, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of WECOSIGN, INC. on Form 10-K/A for the fiscal year ended November 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of WECOSIGN, INC.

February 28, 2010

	By:	/s/ JOSEPH BENNINGTON
	Name:	Joseph Bennington
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to WECOSIGN, INC. and will be retained by WECOSIGN, INC. and furnished to the Securities and Exchange Commission or its staff upon request.